PHOENIX EQUITY SERIES FUND
                       Supplement dated October 1, 1997 to
                       Prospectus dated September 25, 1997


DEALER CONCESSIONS

The following paragraph should be inserted under the heading "Dealer Concessions" on page 17 of the Prospectus.

         In connection with aggregate purchases (net of redemptions) of any combination of Classes of Shares of the following Funds between October 1, 1997 and December 31, 1997, Equity Planning may pay participating broker/dealers, out of its profits and resources, an additional dealer discount or sales commission equal to 0.50% of the purchase price. This fee does not apply to shares purchased through non-commissionable exchanges.


                             Phoenix-Engemann Funds:
          o  Growth Fund                          o  Nifty Fifty Fund
          o  Balanced Return Fund                 o  Global Growth Fund
          o  Small & Mid-Cap Growth Fund          o  Value 25 Fund

                           Phoenix Equity Series Fund:
          o  Core Equity Fund                     o  Growth and Income Fund